UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2010

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9931 Franklin Avenue Franklin Park, Illinois	60131
(Address of principal executive offices)	(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of Rubicon Technology, Inc. (the “Company”) was held on June 23, 2010. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.

1.	Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Donald R. Caldwell	15,884,121	781,871	1,434,033
Don A. Aquilano	16,278,323	387,669	1,434,033

The following directors, who were not up for reelection at the 2010 Annual Meeting of Stockholders, continue to serve as directors following the meeting: Raja M. Parvez, Raymond J. Spencer and Michael E. Mikolajczyk.

2.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered accounting firm for the year ending December 31, 2010.

Votes For	Votes Against	Abstentions	Broker Non-votes
18,064,609	30,204	5,212	—

3.	Amendment and restatement of the Rubicon Technology, Inc. 2007 Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-votes
12,252,918	4,409,846	3,228	1,434,033

Item 8.01	Other Events

In addition to the amendment and restatement of the Rubicon Technology, Inc. 2007 Stock Incentive Plan (the “Plan”) approved by the stockholders of the Company at the 2010 Annual Meeting of Stockholders, the Board of Directors of the Company (the “Board”) amended the Plan, effective June 23, 2010, as follows:

•

The amendments define “repricing” as, with respect to an option or stock appreciation right, any of the following: (i) the lowering of the exercise price after the date of grant; (ii) the taking of any other action that is treated as a repricing under generally accepted accounting principles; or (iii) the cancellation of the option or stock appreciation right at a time when its exercise price (or, with respect to the stock appreciation right, the fair market value of the shares covered by the stock appreciation right on the date of grant) exceeds the fair market value of the underlying shares in exchange for any other award, unless the cancellation and exchange occurs in connection with a change in control.

•

The amendments prohibit the Compensation Committee of the Board from repricing any option or stock appreciation right without the prior approval of the stockholders of the Company with respect to the proposed repricing.

•

The amendments set the following terms, subject to certain exceptions as determined by the Compensation Committee regarding disability, death, retirement, involuntary termination, or change of control, relating to the forfeiture and vesting of restricted stock and restricted stock units:

•	Restricted stock for which forfeiture is conditioned solely on employment and the passage of time shall not fully vest less than three years from the date of grant of the restricted stock.

•	Restricted stock for which forfeiture is conditioned on the achievement of performance factors or other performance conditions shall not be fully vested less than one year from the date of grant.

•	Restricted stock units with vesting conditioned solely on employment and the passage of time shall not vest less than three years from the date of grant of the restricted stock units.

•	Restricted stock units with vesting conditioned on the achievement of performance factors or other performance conditions shall not vest less than one year from the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: June 24, 2010	By:	/s/ William F. Weissman
	Name:	William F. Weissman
	Title:	Chief Financial Officer